THE MANAGERS FUNDS

MANAGERS CADENCE CAPITAL APPRECIATION FUND

Supplement dated October 2, 2012 to the

Summary Prospectus dated October 1, 2012

The following information supplements and supersedes any information to the contrary relating to Managers Cadence Capital Appreciation Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”) dated October 1, 2012.

With respect to the legend that appears on the cover of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated October 1, 2012, as supplemented October 2, 2012, are incorporated by reference into this summary prospectus.

At a meeting held on September 20-21, the Trust’s Board of Trustees approved the changes described below for the share classes of the Fund. In all cases the changes maintain or lower the expense ratios to affected shareholders.

Renaming Class A Shares as Investor Class Shares

Effective immediately after the close of business (4:00 PM EST) on November 30, 2012 (the “Closure Time”), the Fund will rename Class A shares as “Investor Class” shares and amend the features of the share class to conform to the features of other Investor Class shares in the Managers Family of Funds. These changes include eliminating the front-end sales loads, contingent deferred sales charges (“CDSCs”) and finder’s fees associated with sales of the share class. Investments in Investor Class shares of the Fund after the Closure Time will be subject to the fees and expenses applicable to Investor Class shares described in the then current prospectus.

Closing Class B, Class C, Class D and Class R Shares and Converting to Investor Class Shares

Effective as of the Closure Time, Class B, Class C, Class D and Class R shares of the Fund will be closed to all investors and will no longer be available for purchase. Immediately after the renaming of Class A shares to Investor Class shares described above (the “Conversion Time”), all outstanding Class B, Class C, Class D and Class R shares of the Fund will automatically convert to Investor Class shares of the Fund.

As of the Closure Time, Class B, Class C, Class D and Class R shares of the Fund will be closed to all investors and will no longer be available for purchase, including purchases by exchange. As of the Conversion Time, each shareholder’s outstanding Class B, Class C, Class D and Class R shares of the Fund will automatically convert to a number of full and/or fractional Investor Class shares of the Fund equal in value to the shareholder’s Class B, Class C, Class D and Class R shares of the Fund, as applicable, as of the Conversion Time (the “Investor Class Conversion”). The Investor Class Conversion will be effected without the imposition of front-end or deferred sales charges, and, accordingly, there will be no change in the overall value of a shareholder’s shares as of the Conversion Time resulting from the Investor Class Conversion. Investments in Investor Class shares of the Fund after the Conversion Time will be subject to the fees and expenses applicable to Investor Class shares described in the then current prospectus. Shareholders may redeem Class B, Class C, Class D and Class R shares of the Fund at any time until the Conversion Time without being subject to the deferred sales charges described in the Prospectus (if any).

Closing Class P Shares and Converting to Institutional Class Shares

Effective as of the Closure Time, Class P shares of the Fund will be closed to all investors and will no longer be available for purchase and all outstanding Class P shares of the Fund will automatically convert to Institutional Class shares of the Fund.

As of the Closure Time, Class P shares of the Fund will be closed to all investors and will no longer be available for purchase, including purchases by exchange. As of the Closure Time, each shareholder’s outstanding Class P shares of the Fund will automatically convert to a number of full and/or fractional Institutional Class shares of the Fund equal in value to the shareholder’s Class P shares of the Fund as of the Closure Time (the “Institutional Class Conversion”). Class P shares are not subject to front-end or deferred sales charges, and, accordingly, there will be no change in the overall value of a shareholder’s shares as of the Closure Time resulting from the Institutional Class Conversion. Investments in Institutional Class shares of the Fund after the Closure Time will be subject to the fees and expenses applicable to Institutional Class shares described in the then current prospectus. Shareholders may redeem Class P shares of the Fund at any time until the Closure Time.

Renaming Administrative Class Shares as Service Class Shares

Effective as of the Closure Time, the Fund will rename Administrative Class shares as “Service Class” shares and amend the features of the share class to conform to the features of other Service Class shares in the Managers Family of Funds. Investments in Service Class shares of the Fund after the Closure Time will be subject to the fees and expenses applicable to Service Class shares described in the then current prospectus.

Investment Minimums

Effective as of the Closure Time, the initial investment minimums for Investor Class, Service Class and Institutional Class shares of the Fund are as follows:

Share Class	Initial Investment Minimum (Regular Account)	Initial Investment Minimum (IRA)
Investor Class	$2,000	$1,000
Service Class	$100,000	$25,000
Institutional Class	$1,000,000	$50,000

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